UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 11, 2007

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 11, 2007, certain subsidiaries of CMS Energy entered into a purchase and sale agreement to sell their interests in the GasAtacama project in Chile to Empresa Nacional De Electricidad S.A ("Endesa") pursuant to Endesa’s exercise of a right of first offer.

CMS International Ventures, L.L.C. an indirect subsidiary of CMS Energy (the "Seller"), and certain other CMS Energy subsidiaries entered into a Securities Purchase Agreement, dated as of July 11, 2007 (the "Agreement") with Pacific Energy LLC (the "Buyer"), a wholly owned subsidiary of Endesa. Pursuant to the Agreement, the Seller agreed to sell its equity interests in various entities that collectively own CMS Energy’s interest in GasAtacama, a project that owns and operates natural gas pipelines in Argentina and Chile, as well as a 780 megawatt combined cycle gas-fired generation facility in Chile. The Chilean power plant has been refitted to operate on oil due to curtailments of the gas supply from Argentina. Also pursuant to the GasAtacama Agreement certain other CMS Energy subsidiaries are selling promissory notes related to GasAtacama. The purchase price is $80 million.

The sale is subject to the satisfaction or waiver of certain conditions to closing. Pursuant to the Agreement, the Seller has no post-closing indemnity obligations. Endesa has provided a guarantee to Seller for any payment obligations of the Buyer under the Agreement.

The closing of the sale of GasAtacama is expected to occur in August. CMS Energy cannot predict with certainty whether or when the closing conditions will be satisfied or whether or when this transaction will be consummated.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Agreement which is attached hereto as Exhibits 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Securities Purchase Agreement by and among CMS International Ventures, L.L.C., CMS Capital, L.L.C., CMS Gas Argentina Company and CMS Enterprises Company and Pacific Energy LLC together with Empresa Nacional De Electricidad S.A. (for purposes of the Parent Guarantee) dated as of July 11, 2007

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K, Consumers’ Form 10-K for the Year Ended December 31, 2006 and a form 8-K filed June 4, 2007 amending CMS Energy’s 2006 financial statements to reflect certain discontinued operations resulting from certain recent asset sales (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

July 11, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

July 11, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Securities Purchase Agreement by and among CMS International Ventures, L.L.C., CMS Capital, L.L.C., CMS Gas Argentina Company and CMS Enterprises Company and Pacific Energy LLC together with Empresa Nacional De Electricidad S.A. (for purposes of the Parent Guarantee) dated as of July 11, 2007